UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement	☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Expedition Leasing, Inc.
(Name of Registrant as Specified in Its Charter)

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Preliminary Copy

INFORMATION STATEMENT
OF
EXPEDITION LEASING, INC.
Economic & Technology Development Zone
Chengxu Village
Shuangcheng Town, Shuangcheng City
Heilongjiang Province, People’s Republic of China

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
TO BE EFFECTIVE          , 2008

To our Shareholders:

This Notice and the accompanying Information Statement are being furnished to the shareholders of Expedition Leasing, Inc., a Florida corporation (the “Company,” “we” or “us”), in connection with action taken by the holders of at least 75% of our issued and outstanding common stock approving, by written consent dated                     , 2008, the following:

1. Changing our state of incorporation from Florida to Nevada by a merger of the Company into a newly formed, wholly owned Nevada subsidiary. This action will also change our corporate name to “Weikang Bio-Technology Group Company, Inc.”; and

2. Adopting the Weikang Bio-Technology Group Company, Inc. 2008 Stock Incentive Plan (the “2008 Incentive Plan”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of holders of at least a majority of our common stock satisfies any applicable shareholder voting requirements under the Florida Business Corporation Act (“FBCA”) and the Company’s articles of incorporation and bylaws, your vote or consent is not required to approve these matters.

The accompanying Information Statement is first being mailed to shareholders on                     , 2008. It is for informational purposes only and explains our corporate name change, and the terms of our reincorporation merger and 2008 Incentive Plan. The accompanying Information Statement also serves as the notice required by Section 607.0704 of the FBCA of the taking of corporate action without a meeting by less than unanimous written consent of the Company’s shareholders, as well as the notice required by Section 607.1322 of the FBCA with respect to appraisal rights.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider any matter described herein.

                    , 2008

Sincerely,

/s/ Ying Wang
Yin Wang President and Chief Executive Officer

Preliminary Copy

EXPEDITION LEASING, INC.
Economic & Technology Development Zone
Chengxu Village
Shuangcheng Town, Shuangcheng City
Heilongjiang Province, People’s Republic of China

INFORMATION STATEMENT
                    , 2008

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

ABOUT THIS INFORMATION STATEMENT
General

This Information Statement is being furnished by Expedition Leasing, Inc., a Florida corporation (the “Company,” “we,” or “us”), in connection with action taken by a holder of at least a majority of our issued and outstanding shares of common stock, in lieu of a meeting, approving, by written consent dated                     , 2008, the following:

•
changing our state of incorporation from Florida to Nevada by a merger of the Company into a newly formed, wholly owned subsidiary organized under the laws of the State of Nevada (the “Reincorporation Merger”), which will also change our corporate name to “Weikang Bio-Technology Group Company, Inc.”; and

•	the adoption of the Weikang Bio-Technology Group Company, Inc. 2008 Stock Incentive Plan (the “2008 Incentive Plan”).

This Information Statement is being provided pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of the Company’s common stock entitled to vote or give an authorization or consent in regard to the matters acted upon by written consent. This Information Statement also constitutes notice, pursuant to Section 607.0704 of the Florida Business Corporation Act (“FBCA”), of the taking of corporate action without a meeting by less than unanimous written consent of the Company’s shareholders, as well as the notice required by Section 607.1322 of the FBCA with respect to appraisal rights.

This Information Statement is being mailed on or about                     , 2008 to the Company’s shareholders of record as of                     , 2008 (the “Record Date”). The Reincorporation Merger and the 2008 Incentive Plan will be effective as soon as practicable on or after the 20th calendar days after this Information Statement is first sent to our shareholders.

    The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Voting and Vote Required

We are not seeking consent, authorizations or proxies from you. Section 607.0704 of the FBCA provides that, unless otherwise provided in the articles of incorporation, action required or permitted to be taken at a meeting of shareholders may be taken without a meeting and without a vote if the action is taken by holders of outstanding stock having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Our bylaws permit action by shareholders without a meeting on any matter other than the election of directors if a consent authorizing such action is signed by the holders of outstanding stock constituting a majority of the voting power of all shares of each class or series entitled to vote on such action.

Under our bylaws, the approval of the Reincorporation Merger and the 2008 Incentive Plan each requires the consent of the holders of a majority of all shares entitled to vote on such actions. The requisite shareholder approval of each of these actions was obtained on                     , 2008, by the execution of written consents adopting and approving these actions by holders of the Company’s outstanding common stock constituting approximately      % of the            shares outstanding on                     , 2008 and entitled to vote on these actions (the “Required Shareholders”).

ACTIONS TAKEN BY WRITTEN CONSENT OF SHAREHOLDERS

The following actions were approved by written consent of the Required Shareholders based upon the unanimous recommendation of our board of directors:

ACTION 1
REINCORPORATION IN NEVADA

General Information

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of the Company in the state of Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference.

Questions and Answers

Q:	Why is the Company reincorporating in Nevada?

A:
We believe that the reincorporation of our company under the laws of the State of Nevada will provide flexibility for both our management and business. For several years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. Advantages to incorporation in Nevada include: (1) no corporate income tax, (2) no taxes on corporate shares, (3) no franchise tax, (4) shareholders are not public record, (5) nominal annual fees, and (6) corporations can issue stock for capital, services, personal property, or real estate, including leases or options. As a result, many corporations have chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what we have proposed. As part of the reincorporation, our name will be changed to Weikang Bio-Technology Group Company, Inc., which will allow us to better reflect the nature and focus of our business following the reverse merger transaction with Sinary Bio-Technology Holdings Group, Inc.

Q:	Why isn’t the Company holding a shareholders’ meeting to approve the Reincorporation Merger?

A:
The Board of Directors has already approved the Reincorporation Merger and has received the written consent of the Required Shareholders, which represent      % of the voting power of our outstanding common stock, without the need to solicit votes. Under Florida law and our bylaws, this transaction may be approved by the written consent of at least a majority of the shares entitled to vote thereon. Because we have already received a written consent representing the necessary number of shares, a meeting is not necessary and acting by written consent avoids certain expenses associated with a meeting.

Q:	What are the principal features of the Reincorporation Merger?

A:
The Reincorporation Merger will be accomplished by merging the Company with and into our wholly-owned, newly formed subsidiary, Weikang Bio-Technology Group Company, Inc., a Nevada corporation (“Weikang”). One (1) new share of Weikang common stock will be issued for each one (1) share of the Company common stock that is held by our shareholders at the effective time of the Reincorporation Merger. Following the Reincorporation Merger, Weikang as the surviving corporation will be authorized to issue 100,000,000 shares of common stock, par value $0.00001 per share, approximately 25,229,800 of which will be issued and outstanding, and 50,000,000 shares of preferred stock, par value $0.01 per share, none of which will be issued and outstanding. The Company has no options or warrants outstanding.

Q:	What are the differences between Nevada and Florida law?

A:
There are certain differences between the laws of the State of Florida and the State of Nevada that impact your rights as a shareholder. For information regarding significant differences between the corporate laws of the State of Nevada and the State of Florida, please see “Comparison of Shareholder Rights Before and After the Reincorporation Merger.”

Q:	How will the Reincorporation Merger affect my ownership?

A:
Your ownership interest will not be affected. Immediately after the Reincorporation Merger becomes effective, you will own the same percentage of Weikang that you owned of the Company immediately prior to the Reincorporation Merger.

Q:	How will the Reincorporation Merger affect the Company’s officers, directors and employees?

A:	The Company’s officers, directors and employees will continue as the officers, directors and employees of Weikang after the Reincorporation Merger.

Q:	How will the Reincorporation Merger affect the Company’s business?

A:	Weikang will continue the business of the Company at the same locations and with the same assets.

Q:	How do I exchange stock certificates of the Company for stock certificates of Weikang Bio-Technology Group Company, Inc.?

A:	After the Reincorporation Merger, you may contact our transfer agent for the documents necessary to exchange your stock certificates.

Q:	What happens if I do not surrender my stock certificates of the Company?

A:	You are not required to do so in order to continue to have the rights as a shareholder of Weikang.

Q:	What if I have lost my stock certificate?

A:
If you have lost your stock certificate, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

Florida Atlantic Stock Transfer
130 Nob Hill Road
Tamarac, Florida 33321
Tel: (954) 726-4954

Q:	Can I request to hold my stock without a certificate?

A:
Yes, your shares can be certificated or uncertificated. You can hold your shares electronically in an account with the Company’s transfer agent or you can request that the transfer agent transmit your shares electronically to an account with your bank or brokerage firm. You should contact the transfer agent if you want more information about these options.

Q:	Who will pay the costs of Reincorporation Merger?

A:
The Company will pay all the costs of the Reincorporation Merger, including the costs of distributing this Information Statement and related legal services. The Company will also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.

Q:	Will I have to pay taxes as a result of the Reincorporation Merger?

A:
We believe that the Reincorporation Merger is not a taxable event and that you will be entitled to the same aggregate basis in the shares of Weikang that you had in your shares of the Company. Everyone’s tax situation is different, however, and you should consult with your personal tax advisor regarding the tax effects of the Reincorporation.

Principal Features of the Reincorporation Merger

The following discussion summarizes the important aspects of the reincorporation of the Company in Nevada. This summary does not include all of the provisions of the Agreement and Plan of Merger between the Company and Weikang, a copy of which is attached as Exhibit A to this Information Statement (the “Merger Agreement”), or the articles of incorporation or bylaws of Weikang, copies of which are attached as Exhibit B and Exhibit C, respectively, to this Information Statement. The Company's articles of incorporation, as amended and restated, and its bylaws are available for inspection and copying upon request by any shareholder.

On the effective date of the Reincorporation Merger:

•	each outstanding share of common stock, par value $0.00001 per share, of the Company will be converted into one share of common stock, par value $0.00001 per share, of Weikang;

•	each outstanding share of common stock of Weikang held by the Company will be retired and cancelled and will resume the status of authorized and unissued common stock;

•	each share of Company common stock will be cancelled and retired;

•	the Company will cease to exist;

•	our corporate name will change to “Weikang Bio-Technology Group Company, Inc.”; and

•
Weikang will: (i) accede to all of the rights, privileges, immunities and powers of the Company; (ii) acquire and possess all of the property of the Company whether real, personal or mixed; and (iii) assume all of the debts, liabilities, obligations and duties of the Company.

After the effective date of the Reincorporation Merger, Weikang, as the surviving corporation in the merger, will be subject to the Nevada Revised Statutes (the “NRS”) and the articles of incorporation and bylaws of Weikang will replace the Company’s current articles of incorporation and bylaws. As described below, a number of significant changes in shareholders’ rights will be effected in connection with the Reincorporation Merger, some of which may be viewed as limiting the rights of shareholders. See “Comparison of Shareholder Rights Before and After the Reincorporation Merger.”

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the Reincorporation Merger would be the filing of articles of merger with both the Secretary of State of Florida and the Secretary of State of Nevada.

Effective Date of Reincorporation Merger

Subject to the terms and conditions of the Merger Agreement, we intend to file, as soon as practicable on or after the 21st calendar day after this Information Statement is sent to our shareholders, the appropriate articles of merger with the Secretary of State of Florida and the Secretary of State of Nevada. The Reincorporation Merger will be come effective at the time the last of such filings is completed, which we anticipate to be in June 2008. As a result of the Reincorporation Merger, we will cease our corporate existence in the State of Florida. Notwithstanding any approval of the Reincorporation Merger by the Required Shareholders, the Merger Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the effective date of the Reincorporation Merger at the discretion of the Company’s or Weikang’s board of directors.

No Change in Business, Management or Board Members

After the effective time of the Reincorporation Merger, the business operations of Weikang will continue as they are presently conducted by the Company. The members of the board of directors of Weikang will be the same persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of Weikang will be the same persons who currently serve as executive officers of the Company.

No Change in Authorized Capital

Prior to the effective date of the Reincorporation Merger, the authorized capital of the Company consists of 100,000,000 shares of common stock, par value $0.00001 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share. After the effective date of the Reincorporation Merger, the authorized capital of Weikang, which will be the authorized capital of the Company after the Reincorporation Merger, will consist of 100,000,000 shares of common stock, par value $0.00001 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share. The Reincorporation Merger will not affect total shareholder equity or total capitalization of the Company.

Exchange of Stock Certificates

After the effective date of the Reincorporation Merger, all of the outstanding certificates that, prior to that time, represented shares of common stock of the Company will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock of Weikang into which such shares are converted in the Reincorporation Merger (other than shares as to which the holder thereof has properly exercised dissenters' appraisal rights under Florida law as discussed below). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to Weikang, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon the shares of common stock of Weikang evidenced by such outstanding certificate. After the effective date of the Reincorporation Merger, whenever certificates, which formerly represented shares of Weikang, are presented for transfer or conversion, Weikang will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of Weikang.

YOU ARE NOT REQUIRED TO EXCHANGE YOUR STOCK CERTIFICATES FOR WEIKANG STOCK CERTIFICATES, ALTHOUGH YOU MAY DO SO IF YOU WISH.

Dissenters’ Appraisal Rights

Under Section 607.1301 through Section 607.1333 of the Florida Business Corporation Act (“FBCA”), our stockholders are entitled to dissent from the Reincorporation Merger and obtain payment for the fair value of their shares.  For purposes of dissenters' rights, "fair value" means the value of the shares immediately before the effective date of the reincorporation merger, excluding any appreciation or depreciation in anticipation of the reincorporation merger.

The following is a summary of the dissenters' appraisal rights under the FBCA. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters' rights. You should read the dissenters' appraisal rights provisions in the FBCA, the full text of which is attached to this proxy statement as Exhibit D, carefully and in its entirety because it, and not this summary description, defines your rights to dissent.

A Dissenting Shareholder Must Perfect Dissenter’s Rights

In order to perfect your appraisal rights, you must fully comply with the statutory procedures set forth in Sections 607.1301 through 607.13333 of the FBCA. Those sections are attached as Exhibit D to this Information Statement. You are urged to read those sections in their entirety and to consult with your legal advisors. We caution you that the failure on your part to adhere strictly to the requirements of Florida law in any regard will result in the forfeiture of your appraisal rights.

    To exercise your appraisal rights, you must notify us in writing of your election to dissent within forty days from the date of this Information Statement. You will forfeit your appraisal rights if you do not file your election to dissent within the forty-day period. Your election to dissent must state:

•	your name and address,

•	the number, class and/or series of shares of our common stock as to which you are asserting appraisal rights;

•	an indication that you did not vote for the Reincorporation Merger;

•	whether you will accept the Company’s offer as to the fair value of our common stock;

•	if you do not accept our offer, your estimated fair value of the shares and a demand for payment of your estimated value plus interest.

If you file an election to dissent:

•	you must deposit the certificate(s) representing your shares with the Company when you file your election simultaneous with your written notice of your election to dissent,

•	you will be entitled only to payment pursuant to the procedure set forth in the FBCA and

•	you will not be entitled to vote or to exercise any other rights of a shareholder of the Company.

The written notice must reasonably inform us of your identity and your intention to exercise your appraisal rights. All written notices (along with the stock certificate/s that you must deposit when if you file election to dissent) should be:

•	sent to the following address:

Expedition Leasing, Inc.
c/o Richardson & Patel LLP
10900 Wilshire Boulevard, Suite 500
Los Angeles, California 90024
Attn: Francis Y. Chen, Esq.

•	received on or before 2008; and

•	executed by, or sent with the written consent of, the holder of record.

You may withdraw your notice of election at any time before the Company makes an offer to purchase your shares as described below. If you withdraw your notice of election, you will lose your right to pursue appraisal rights, and you will again have the rights you had prior to the filing of your notice of election.

We Must Send Dissenting Shareholders a Written Offer to Pay Fair Value and Other Information

If you make a demand to the Company as described in this section:

•	we may restrict the transfer of your shares from the date you file your election,

•
within ten days after the period in which you may file your notice of election to dissent expires, we will make a written offer to you to pay for your shares at a specified price that we deem to be the fair value of those shares, and

•
we will deliver to you with our offer (i) the Company’s balance sheet as of the latest available date and (ii) profit and loss statement for the twelve-month period ended on the date of the balance sheet that we provide you.

After we make our offer to you, you will have thirty days to accept it. If you accept it within that thirty-day period we will pay you for your shares within ninety days of the date of our offer. When we pay you the agreed value you will cease to have any further interest in your shares.

A Court Will Settle Fair Value Disputes

If we do not offer to purchase your shares, or if you do not accept our offer within thirty days from the day we make it, then you will have sixty days from the effective date of the reincorporation merger to demand that we file an action in any court of competent jurisdiction in Hillsborough County, Florida, to determine the fair value of your shares. We will have thirty days from the day we receive your demand to initiate the action. We may also commence the action on our own initiative at any time within the sixty-day period described above. If we do not initiate the action within the above-prescribed period, you may do so in our name.

The court may appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value. If you have properly perfected your appraisal rights you will be made a party to the proceedings as an action against your shares, regardless of where you reside. We will serve you with a copy of the initial pleading, and, if you are a proper party to the proceeding, you will be entitled to a judgment against us for the amount of the fair value of your shares. If the court decides, in its discretion, you will also be entitled to an allowance for interest at any rate that the court may find fair and equitable. We will pay you the amount found to be due to you within ten days after the final determination of the proceedings, at which time you will cease to have any interest in your shares.

The costs and expenses of the proceeding are determined by the court. The expenses will include reasonable compensation for, and expenses of, any appraisers, but will generally exclude the fees and expenses of counsel for, and experts employed by, any party. Generally, the costs and expenses of the proceeding will be assessed against us. However, if we make an offer to pay for your shares and the court finds that your refusal to accept our offer was arbitrary, vexatious or not in good faith, all or any part of those costs and expenses may be apportioned and assessed against you and any other dissenting stockholders who rejected our offer.

If the court determines that the value of your shares materially exceeds the amount that we offered to pay for your shares then the court may, in its discretion, award to you a sum that the court determines to be reasonable compensation to any expert that you employed in the proceeding.

If you are considering seeking appraisal of your shares, you should realize that the fair value of your shares, as determined under the FBCA, could be more than, the same as, or less than the amount of value of the common shares you will be deemed to have received as a result of the reincorporation of our company in Nevada. The Company’s board of directors may also choose to abandon the Reincorporation Merger prior to its effective date for reasons including that the costs and expenses related to the purchase of the dissenters’ shares is prohibitive and detrimental to the Company.

Your successful assertion of your appraisal rights is dependent upon your compliance with all of the requirements described above. If you do not comply with any of those requirements you may fail to perfect your appraisal rights and lose the opportunity to be paid for your shares in an appraisal.

Because of the complexity of the provisions of the Florida law relating to dissenters' appraisal rights, we urge you to consult your own legal adviser if you are considering dissenting from the reincorporation merger. The Company will not furnish any notice to shareholders of the dates by which you must make written demand, furnish stock certificates or take any other action necessary to maintain your appraisal rights.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

When the Reincorporation Merger is completed, the rights of our shareholders will be governed by Weikang's articles of incorporation and bylaws and the Nevada Revised Statutes ("NRS"). Because of differences between the FBCA and the NRS, as well as differences between our articles of incorporation and bylaws before and after the reincorporation, the reincorporation will effect certain changes in the rights of our shareholders. You should consider the following comparison of the NRS and the Florida Business Corporation Act ("FBCA"). The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the FBCA, the NRS, the Company’s articles of incorporation, as amended and restated, and bylaws, and the Nevada articles of incorporation and bylaws. The Company's articles of incorporation, as amended and restated, and its bylaws are available for inspection and copying upon request by any shareholder.

Under the NRS, amendments of a company's articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under both the NRS and FBCA, a special meeting of shareholders can be called by a company's board of directors or by any person or persons as may be authorized by the corporation's articles of incorporation or bylaws. Both the NRS and the FBCA permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the articles of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the FBCA require that within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action (the NRS do not require this). This notice shall fairly summarize the material features of the authorized action.

Under the FBCA, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's articles of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote.

The NRS and FBCA both have provisions and limitations regarding directors' liability. The NRS and FBCA permit a corporation to include in its articles of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, under FBCA this provision may not eliminate or limit the liability of a director, where the director breached or failed to perform his duties as director, and the director’s breach, or failure to perform those duties constitutes: (1) a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (2) a transaction from which the director derived an improper personal benefit, either directly or indirectly; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct; or (5) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. Under the NRS, the limitation of liability is for other than acts or omissions that involve a breach of fiduciary duty by the director to the Company and that involve intentional misconduct, fraud, or a knowing violation of law.

Both the NRS and FBCA generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination, by a majority of the disinterested directors, even though less than a quorum; by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or by a majority vote of the shareholders, at a meeting at which a quorum is present. Both NRS and FBCA require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

The FBCA also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification if it determines that the director, officer, employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the relevant circumstances, regardless of whether such person met the standard of conduct required by the FBCA. Under the NRS, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) the articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger. The FBCA contains similar provisions but allows the company to opt out of certain control share acquisitions and affiliated transaction restrictions.

The FBCA and NRS differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The FBCA provides that expenses incurred by an officer or director in defending any civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Under the NRS, the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

The FBCA grants any shareholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other records. A proper purpose is one reasonably related to such person's interest as a shareholder. Directors also have the right to examine the corporation's stock ledger, a list of its shareholders and its other records for a purpose reasonably related to their positions as directors. The NRS provides that any person who has been a shareholder of record for at least six months preceding his demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5 percent of all of the Company’s outstanding shares is entitled to inspect the corporation's stock ledger, articles of incorporation, bylaws and any amendments to the articles of incorporation and bylaws.

Anti-Takeover Implications

Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate articles of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the board of directors to acquire control of the Company or to obtain representation on the board of directors.

In the discharge of its fiduciary obligations to its shareholders, the board of directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the board of directors of the Company may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan and severance agreements for its management and key employees that become effective upon the occurrence of a change in control of the Company. None of these measures has been implemented by the Company under Florida law and none has been provided for by Weikang under Nevada law.

Securities Act Consequences

The shares of Weikang to be issued in exchange for shares of the Company are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In that respect, Weikang is relying on Rule 145(a)(2) promulgated under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of the Securities Act. After the reincorporation, Weikang will be a publicly held company, its common stock is expected to be quoted on the OTC Bulletin board and it will file with the Securities and Exchange Commission and provide to its shareholders the same type of information that the Company has previously filed and provided. Shareholders whose stock in the Company is fully tradable before the reincorporation will receive freely tradable shares of Weikang. Shareholders holding restricted securities of the Company will receive stock certificates of Weikang bearing the same restrictive legend as appears on their present stock certificates, and their shares of stock in Weikang will be subject to the same restrictions on transfer as those which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144 promulgated under the Securities Act, shareholders will be deemed to have acquired their shares of Weikang common stock on the date they acquired their shares of the Company common stock. In summary, Weikang and its shareholders will be in the same respective position under the federal securities laws after the reincorporation as were the Company and its shareholders prior to the reincorporation.

Certain Federal Income Tax Consequences of the Reincorporation Merger

The reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of Weikang equal to your tax basis in your shares of capital stock of the Company. Provided that you have held your shares of capital stock of the Company as a capital asset, your holding period for the shares of capital stock of Weikang will include the holding period of your shares of capital stock of the Company. Neither we nor Weikang will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and Weikang will succeed, without adjustment, to our tax attributes.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REINCORPORATION MERGER UNDER FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

ACTION 2
2008 STOCK INCENTIVE PLAN

On March 14, 2008, our board of directors unanimously adopted and, by written consent dated                     , 2008, the Required Shareholders approved, the Weikang Bio-Technology Group Company, Inc. 2008 Stock Incentive Plan (the “2008 Incentive Plan”). No awards will be granted under the 2008 Incentive Plan until 21 calendar days after this Information Statement is first sent to shareholders of the Company.

Summary of the 2008 Stock Incentive Plan

The following is a summary of the material features of the 2008 Incentive Plan. This summary is qualified by reference to the full text of the 2008 Incentive Plan, which is attached hereto as Exhibit E. References in this section to “the Company” refer to “Weikang Bio-Technology Group Company” following the Reincorporation Merger.

The 2008 Incentive Plan authorizes awards of options (both incentive stock options and non-qualified stock options), awards of stock (“Stock Award”) and the granting of bonus stock (“Stock Bonus”). Persons eligible to receive awards under the 2008 Incentive Plan include the Company’s employees, officers and directors and its consultants, independent contractors and advisors. As of     , 2008, no awards were granted.

The Company’s board of directors will administer the 2008 Incentive Plan. The board has the authority to determine, at its discretion, the number and type of awards that will be granted, the recipients of the awards, any exercise or purchase price required to be paid, when options may be exercised and the term of option grants. Awards under the 2008 Incentive Plan are not defined as to any group. The term of the 2008 Incentive Plan is ten years from the earlier of the date the 2008 Incentive Plan was adopted by the board of directors or the date the 2008 Incentive Plan was approved by the shareholders. A total of 2,500,000 shares of common stock are reserved for awards under the 2008 Incentive Plan. As of       , 2008, the approximate total fair market value of the common stock available for issuance under the 2008 Incentive Plan was approximately $ , based the reported closing price on the OTC Bulletin Board on such date of $ per share.

Options may be designated as “incentive” options or “non-qualified” options. Incentive options must have an exercise price equivalent to the fair market value of the common stock on the date of grant, except in the case of individuals owning 10% or more of the common stock, in which case the exercise price must be 110% of the fair market value of the common stock on the date of grant.

A Stock Award is an offer by the Company to sell to an eligible person a number of shares of common stock that may or may not be subject to restrictions. Stock Awards may be subject to vesting conditions, as determined by the board of directors. A Stock Bonus is an award of shares for extraordinary services rendered to the Company. A Stock Bonus may be awarded upon satisfaction of performance goals.

A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient’s exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. There is no tax consequence to the Company as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to the Company as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), the Company would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. The Company is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. The Company is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

Incentive options may not have a term exceeding 10 years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed 5 years.

Equity Compensation Plan Information

As of December 31, 2007, the Company did not have any compensation plans in effect.

EXECUTIVE COMPENSATION

The following table presents certain summary information, as applicable, for the fiscal year ended December 31, 2007, concerning compensation earned for services rendered in all capacities to the Company and its subsidiaries by the individuals serving as our principal executive officer and principal financial officer, at December 31, 2007, the three most highly compensated executive officers (other than the principal executive officer and the principal financial officer) who were serving as executive officers at December 31, 2007 during the covered periods. In accordance with the newly promulgated rules of the Securities and Exchange Commission related to Executive Compensation disclosure, this table includes newly required information only for the Company’s fiscal year ended December 31, 2007.

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jerry Keller, former	2007	-	-	-	-	-	-	-	0
president and treasurer (1)	2006	10,400	100	-	-	-	-	-	10,400

Yin Wang, current	2007	4,000	-	-	-	-	-	-	4,000
chief executive officer (2)(4)	2006	-	-	-	-	-	-	-	-

Yanhua Liu, current	2007	3,000	-	-	-	-	-	-	3,000
chief financial officer (3)(4)	2006	-	-	-	-	-	-	-	-

(1)
Mr. Jerry Keller became our sole executive officer as the Company’s president and treasurer on August 31, 2004. Effective August 1, 2006, he was compensated $1,450 per month for his services. Mr. Keller was previously compensated $450 per month for his services. In addition to the foregoing, on January 26, 2006, we issued Mr. Keller 10,000 shares, initially valued at $0.01 each based upon the prior stock price to investors at that time, of our restricted common stock for his services as our president in 2005. These shares account for the dollar amount listed as a bonus in 2006. In connection with the closing of the share exchange transaction with Sinary Bio-Technology Group Holdings, Inc., a Nevada corporation (“Sinary”), on December 7, 2007, Mr. Keller resigned from all of his officer positions effective on that date.

(2)
Mr. Yin Wang became our Chief Executive Officer on December 7, 2007, at the closing of the share exchange transaction with Sinary. Mr. Wang is also the Chairman of Heilongjiang Weikang Bio-Technology Group Co., Ltd. (“Heilongjiang Weikang”), a China-based health and nutritional supplement developer, manufacturer and distributor, and wholly owned subsidiary of Sinary. Since and after the share exchange transaction with Sinary, the Company’s business is now that of Heilongjiang Weikang. Mr. Wang’s compensation for the fiscal years ended December 31, 2007 and 2006 reflects compensation received from Heilongjiang Weikang.

(3)
Mr. Yanhua Liu was appointed as our Chief Financial Officer effective December 7, 2007, at the closing of the share exchange transaction with Sinary. Mr. Liu’s compensation for the fiscal year ended December 31, 2007 and 2006 reflects compensation received from Heilongjiang Weikang.

(4)
Expressed in U.S. Dollars based on the average interbank exchange rate of RMB 7.31410 for each 1.00 U.S. Dollar for fiscal year ended December 31, 2007, and RMB 7.81750 for each 1.00 U.S. Dollar for fiscal year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

There are no unexercised options, unvested stock awards or equity incentive plan awards for any of the above-named executive officers outstanding as of December 31, 2007.

Compensation of Directors

We did not pay any compensation to our directors for any services provided as a director during the year ended December 31, 2007. There are no other formal or informal understandings or arrangements relating to compensation.

Employment Agreements, Termination of Employment, and Change-in-Control Arrangements

We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control.

Audit, Nominating and Compensation Committees

Due to our lack of operations and size, we have not designated an audit committee. Furthermore, we are currently quoted on the OTC Bulletin Board, which is sponsored by the NASD, under the symbol “EXDG.OB” and the OTCBB does not have any listing requirements mandating the establishment of any particular committees. Our board of directors acts as our audit committee and performs equivalent functions, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors’ independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. For these same reasons, we did not have any other committees during fiscal 2007.

Our board believes that, considering our size and the members of our board, decisions relating to director nominations can be made on a case-by-case basis by all members of the board without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

The board does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the board believes that it can adequately evaluate any such nominees on a case-by-case basis. The board will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the board does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information as of        , 2008, regarding the beneficial ownership of common stock of the Company by:

•	each person known to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock of the Company;

•	each of our current executive officers and directors; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after        , 2008, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Common Stock Beneficially Owned
	Number of Shares beneficially owned (2)	Percentage of class beneficially owned after the Transaction (3)
Named executive officers and directors: (1)
Yin Wang	0	0
Yanhua Liu	0	0
Wei Wang	0	0
Guangxin Wang (4)	0	0
Yuanyuan Jing (5)	0	0
Weili Wang (6)	24,725,200	98%
All directors and executive officers as a group (6 persons)	24,725,200	98%

5% Shareholders: (1)
Weili Wang (6)	24,725,200	98%

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: No. 365, Chengde Street, Daowai District, Harbin, Heilongjiang Province, PRC.

(2)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(3)
Pursuant to the terms of our reverse merger with Sinary that closed on December 7, 2007, the Company issued 24,725,200 common shares to Sinary’s sole stockholder equal to approximately 98% of the issued and outstanding common shares of the Company as of the closing date of the reverse merger transaction. Immediately thereafter, after giving effect to the cancellation of 24,725,200 common shares by the certain of the Company’s shareholders pursuant to the terms of the reverse merger transaction, there are approximately 25,229,800 issued and outstanding shares of the Company’s common stock. Percentage totals may vary slightly due to rounding.

(4)	Mr. Guangxin Wang’s address is: Heilongjiang University, Software Department, Room 400, 68 Xuefu Road, Nangang District, Harbin, Heilongjiang Province, PRC.

(5)	Ms. Yuanyuan Jing’s address is: Beixing Education Zone B, Building 1, Unit 1101, Caoxi Road, Daowai District, Harbin, Heilongjiang Province, PRC.

(6)	Ms. Weili Wang’s address is: 18138 Via Calma, Rowland Heights, California 91748.

BOARD OF DIRECTORS’ RECOMMENDATIONS AND REQUIRED SHAREHOLDER APPROVALS

On March 14, 2008, our board of directors considered and unanimously approved the Reincorporation Merger and recommended that the shareholders adopt the Reincorporation Merger and approve each of the actions contemplated thereby. On such date, our board of directors also unanimously approved the 2008 Incentive Plan. Pursuant to our articles of incorporation, the affirmative consent of the holders of a majority of the Company’s voting power was required to approve each of these actions. Requisite shareholder approval was obtained by the execution of written consents from the holders of approximately                      of the              shares of common stock of the Company outstanding as of the Record Date, thus allowing the Company to take or otherwise give effect to the proposed actions on or about                     , 2008, without a meeting of shareholders.

The information contained in this Information Statement constitutes the only notice any shareholder of the Company will be provided.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company’s change of its state of incorporation or the approval and adoption of the 2008 Incentive Plan that differs from that of other shareholders of the Company, except that our directors and officers are eligible to receive awards under the 2008 Incentive Plan. In addition, the members of the board of directors may be deemed to have a personal interest in effecting the reincorporation, because, as directors of the Company, they may personally benefit from the limitations on liability contained in the Nevada Articles of Incorporation.

No director of the Company opposed the Reincorporation Merger or the approval and adoption of the 2008 Incentive Plan.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the shareholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the shareholder can notify us that the shareholder wishes to receive a separate copy of this Information Statement or other communications to the shareholder in the future.  In the event a shareholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (86) 451-88355530, or by mail to our address at Economic & Technology Development Zone, Chengxu Village, Shuangcheng Town, Shuangcheng City, Heilongjiang Province, People’s Republic of China.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and, in accordance with this Act, we file periodic reports, documents and other information with the SEC relating to the our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

EXHIBIT INDEX

A.	Agreement and Plan of Merger

B.	Articles of Incorporation of Weikang Bio-Technology Group Company, Inc.

C.	Bylaws of Weikang Bio-Technology Group Company, Inc.

D.	The 2007 Florida Statutes, Sections 607.1301 - 607.1332

E.	The Weikang Bio-Technology Group Company, Inc. 2008 Stock Incentive Plan

Exhibit A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT is dated as of       , 2008

BETWEEN:

EXPEDITION LEASING, INC., a Florida corporation, having its office at No. 365 Chengde Street, Daowai District, Harbin, Heilongjiang Province, People’s Republic of China

(“Expedition Leasing”)

AND:

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC., a Nevada corporation and wholly-owned subsidiary of Expedition Leasing, having its office at No. 365 Chengde Street, Daowai District, Harbin, Heilongjiang Province, People’s Republic of China

(“Weikang”)

WHEREAS:

A. Expedition Leasing is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has an authorized capital of 150,000,000 shares, consisting of 100,000,000 shares of common stock, $0.00001 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share. As of        , 2008, a total of 25,229,800 shares of Expedition Leasing common stock were issued and outstanding, and no shares of Expedition Leasing preferred stock were issued and outstanding.

B. Weikang is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has an authorized capital of 150,000,000 shares, consisting of 100,000,000 shares of common stock, $0.00001 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share. As of        , 2008, a total of 100 shares of Weikang common stock were issued and outstanding, and no shares of Weikang preferred stock were issued and outstanding.

C. The Boards of Directors of Expedition Leasing and Weikang deem it advisable and in the best interests of their respective companies and stockholders that Expedition Leasing be merged with and into Weikang, with Weikang remaining as the surviving corporation; and

D. The Boards of Directors of Expedition Leasing and Weikang have approved the plan of merger embodied in this Agreement.

THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do hereby agree to merge on the terms and conditions herein provided, as follows:

1.	THE MERGER

1.1	The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Expedition Leasing shall be merged with and into Weikang in accordance with the applicable laws of the State of Nevada and the State of Florida (the “Merger”). The separate existence of Expedition Leasing shall cease, and Weikang shall be the surviving corporation under the name “Weikang Bio-Technology Group Company, Inc.” (the “Surviving Corporation”) and shall be governed by the laws of the State of Nevada.

1.2	Effective Date

The Merger shall become effective on the date and at the time (the “Effective Date”) that the Articles of Merger, in substantially the form annexed hereto as Appendix A, that the parties hereto intend to deliver to the Secretary of State of the State of Nevada, are accepted and declared effective by the Secretary of State of the State of Nevada.

1.3	Articles of Incorporation

On the Effective Date, the Articles of Incorporation of Weikang, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation. The Articles of Incorporation of the Surviving Corporation shall not be amended or changed in any manner as a result of the Merger.

1.4	Bylaws

On the Effective Date, the Bylaws of Weikang, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall not be amended or changed in any manner as a result of the Merger.

1.5	Directors and Officers

The directors and officers of Expedition Leasing immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation from and after the Effective Date, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation, or the Bylaws of the Surviving Corporation.

2.	CONVERSION OF SHARES

2.1	Common Stock of Expedition Leasing

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of Expedition Leasing, $0.00001 par value per share, other than shares ("Dissenting Common Shares") that are owned by shareholders ("Dissenting Common Shareholders") exercising dissenters' rights pursuant to Sections 607.1301 through 607.1333 of the Florida Business Corporation Act, as amended (“FBCA”), that is issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, $0.00001 par value per share (the “Survivor Common Stock”).

2.2	Preferred Stock of Expedition Leasing

Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of Preferred Stock of Expedition Leasing, $0.01 par value, other than shares ("Dissenting Preferred Shares") that are owned by the holders of the Preferred Stock ("Dissenting Preferred Shareholders") exercising dissenters' rights pursuant to Sections 607.1301 through 607.1333 of the FBCA, that is issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the Preferred Stock of the Surviving Corporation, $0.01 par value (the “Survivor Preferred Stock”).

2.3	Common Stock of Weikang

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Weikang, $0.00001 par value per share, issued and outstanding immediately prior to the Effective Date shall be cancelled and returned to the status of authorized but unissued Weikang common stock.

2.4	Dissenter’s Rights

No Dissenting Common Shareholder and No Dissenting Preferred Shareholder shall be entitled to shares of Survivor Common Stock and Survivor Preferred Stock, respectively, under this Section 2 unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Merger under the FBCA, and any Dissenting Common Shareholder and Dissenting Preferred Shareholder shall be entitled to receive only the payment provided by Section 607.1302 of the FBCA with respect to Dissenting Common Shares and Dissenting Preferred Shares owned by such Dissenting Common Shareholders and Dissenting Preferred Shareholders, respectively. If any person or entity who otherwise would be deemed a Dissenting Common Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Common Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Common Shares shall thereupon be treated as though such Dissenting Common Shares had been converted into shares of Survivor Common Stock pursuant to Section 2.1 hereof. If any person or entity who otherwise would be deemed a Dissenting Preferred Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Preferred Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Preferred Shares shall thereupon be treated as though such Dissenting Common Shares had been converted into shares of Survivor Common Stock pursuant to Section 2.2 hereof.

2.5	Exchange of Certificates

After the Effective Date, each holder of an outstanding certificate representing capital stock of Expedition Leasing may, at such stockholder's option, surrender the same for cancellation to the Secretary of the Surviving Corporation, or duly authorized transfer agent, as exchange agent, and each such holder shall be entitled to receive from the Surviving Corporation a certificate or certificates representing the number of Survivor Common Stock or Survivor Preferred Stock to which such person is entitled as provided herein. Until so surrendered, each outstanding certificate theretofore representing shares of Expedition Leasing capital stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of the Surviving Corporation capital stock into which such shares of Expedition Leasing capital stock were converted in the Merger. Stockholders of Expedition Leasing shall have the same rights to notices, distributions, or voting with respect to the Surviving Corporation regardless of whether the certificates representing shares of Expedition Leasing are tendered to the Surviving Corporation for exchange.

3.	CONDITIONS PRECEDENT

The Agreement and Plan of Merger shall be submitted to the stockholders of Expedition Leasing for its adoption or rejection in the manner prescribed by the provisions of the Florida Business Corporations Act of the State of Florida and the stockholders of Weikang for its adoption or rejection in the manner prescribed by the provisions of the Nevada Revised Statutes of the State of Nevada (“NRS”), and the Merger shall be authorized in the manner prescribed by the provisions of the NRS.

4.	GENERAL

4.1	Abandonment

Notwithstanding any approval of the Merger or this Agreement by the stockholders of Weikang or Expedition Leasing or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Date at the discretion of the Board of Directors of Expedition Leasing or the Board of Directors of Weikang.

4.2	Amendment

Notwithstanding any approval of the Merger or this Agreement by the stockholders of Weikang or Expedition Leasing or both, this Agreement may be amended at any time and from time to time prior to the Effective Date by the mutual consent of the parties except that, without the approval of the stockholders of Expedition Leasing and the stockholders of Weikang, no such amendment may (a) change the rate of exchange for any shares of Expedition Leasing or the types or amounts of consideration that will be distributed to the holders of the shares of Expedition Leasing capital stock; (b) change any terms of the Articles of Incorporation of the Surviving Corporation; or (c) adversely affect any of the rights of the stockholders of Expedition Leasing or Weikang.

4.3	Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

4.4	Counterparts

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute the same agreement.

4.5	Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

[Remainder of this page left blank intentionally. Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement and Plan of Merger as of the date set forth above.

EXPEDITION LEASING, INC.

By:
Ying Yang Chief Executive Officer

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By:
Ying Yang Chief Executive Officer

Exhibit B

ARTICLES OF INCORPORATION
OF
WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

February 28, 2008

Job Number: C20080228-1068
Reference Number: 00001749921-13
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080135972-87	Articles of Incorporation	2 Pages/2 Copies

Respectfully,

ROSS MILLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080170500-23
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/12/2008 1:30 PM
	Entity Number E0124862008-3

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Weikang Bio-Technology Group Company, Inc.

2. Description of the original document for which correction is being made:

Articles of Incorporation

3. Filing date of the original document for which correction is being made: 2/28/2008

4. Description of the inaccuracy or defect.

The par value of the common stock is stated on Article 3 of the Articles of Incorporation as $0.0001 per share

5. Correction of the inaccuracy or defect.

The par value of the common stock is $0.00001 per share.

6. Signature:

X

Authorized Signature	Incorporator Title *	3/12/2008 Date

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited -Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Correction 2007
Revised on: 10/23/07

Exhibit C

BYLAWS
OF
WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

ARTICLE I
OFFICES

Section 1. Registered Office; Principal Office.

The Board of Director shall fix the location of the registered office of the Corporation at any place within the State of Nevada. The Board of Directors shall fix the location of the principal office of the Corporation at any place within or outside of the State of Nevada.

Section 2. Other Offices.

The Board of Directors may at any time establish branch or subordinate offices at any place or places it may choose from time to time.

ARTICLE II
MEETINGS OF SHAREHOLDERS

Section 1. Place of Meetings.

Meetings of shareholders shall be held at any place within or outside the State of Nevada designated by the Board of Directors. In the absence of any such designation, meetings of shareholders shall be held at the principal executive office of the Corporation.

Section 2. Annual Meeting.

The annual meeting of shareholders shall be held on such date and at such time as the Board of Directors may determine. However, if this day falls on a legal holiday, the meeting shall be held at the same time and place on the next succeeding full business day. The annual meeting shall be held at the Corporation’s principal offices or at any other location as may be determined by the Board of Directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.

Section 3. Special Meetings.

A special meeting of the shareholders may be called at any time by the Board of Directors, the CEO, or one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at such meeting. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the President, any Vice-President or the Secretary of the Corporation. The officer receiving the request shall promptly cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not fewer than 35 days or more than 60 days after the receipt of the request. If such notice is not given within 20 days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

Section 4. Notice of Meetings of Shareholders.

All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than 10 days or more than 60 days before the date of the meeting. Such notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters that the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

Section 5. Manner of Giving Notice; Affidavit of Notice.

Notice of any meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to each shareholder at the address of such shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If the Corporation’s outstanding shares are held by 500 or more persons on the record date for the shareholders’ meeting, notice may be sent by third-class mail. If no such address appears on the books of the Corporation or is given, notice shall be deemed to have been given if sent to a shareholder by first-class mail or telegraphic or other written communication to the Corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where such office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver such notice to such shareholder at such address, each future notice and report shall be deemed to have been duly given without further mailing if it shall be available to the shareholder on written demand by the shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of such notice or report.
An affidavit of the mailing or other means of giving any notice of any meeting of shareholders shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice and shall be filed and maintained in the minutes book of the Corporation.

Section 6. Quorum.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at a meeting of shareholders shall constitute a quorum for the transaction of business at such meeting. The shareholders in attendance at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. Adjourned Meeting; Notice.

Any meeting of shareholders, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy; but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 6 of this Article II.
When any meeting of shareholders, annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Section 8. Voting.

The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 11 of this Article II. The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election of directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal; but if a shareholder fails to specify the number of shares such shareholder is voting affirmatively, it shall be presumed conclusively that such shareholder’s approving vote is with respect to all shares that such shareholder is entitled to vote. Except as provided in Section 6 of this Article II and in the election of directors, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders.

At a meeting of shareholders at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of such shareholder’s shares).

Section 9. Waiver of Notice or Consent By Absent Shareholders.

The transactions of any meeting of shareholders, annual or special, however called and noticed and wherever held, shall be as valid as though they had occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after such meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of such meeting or an approval of the minutes thereof. Such waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of such meeting, except that when the person objects at the beginning of the meeting to the transaction of any business thereat because such meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of such meeting if an objection is expressly made at such meeting.

Section 10. Shareholder Action by Written Consent. Without a Meeting.

Any action that may be taken at any annual or special meeting of shareholders may, to the extent permitted by the Articles of Incorporation and applicable law, be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. All such consents shall be maintained in the corporate records.

Section 11. Record Date for Shareholder Notice; Voting and Giving Consents.

For purposes of determining the shareholders entitled to receive notice of any meeting or to give consent to corporate action without a meeting, the Board of Directors may fix in advance a record date, which shall not be mote than 60 days or less than 10 days before the date of any such meeting nor more than 60 days before any such action without a meeting. In this event, only shareholders of record on the date so fixed are entitled to receive notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the NRS.

If the Board of Directors does not so fix a record date:

(a)
The record date for determining shareholders entitled to receive notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the date on which the meeting is held; or

(b)
The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to that action.

Section 12. Proxies.

Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to such proxy, by a writing delivered to the Corporation stating that such proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing such proxy; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant to such proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the NRS.

Section 13. Inspectors of Election.

Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of such inspectors shall be either one or three. If such inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.
Such inspectors shall:

(a)	Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)	Receive votes, ballots or consents;

(c)	Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	Count and tabulate all votes or consents;

(e)	Determine when the polls shall close;

(f)	Determine the result; and

(g)	Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

ARTICLE III
DIRECTORS

Section 1. Powers.

Subject to the provisions of the NRS and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

Section 2. Number and Qualification of Directors.

The number of directors of the Corporation shall not be less than one nor more than seven. The exact number of directors shall be specified by a resolution duly adopted by the Board of Directors or shareholders. The board of directors shall designate a Chairman and a Vice Chairman. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence: (i) the Chairman of the Board; (ii) the Vice Chairman; (iii) the President; or (iv) any director chosen by a majority of the directors present thereat.

The Secretary, or if he shall be absent from such meeting, the person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The order of business and rules of procedure at each meeting of the Board shall be determined by the chairman of such meeting, but the same may be changed by the vote of a majority of those directors present at such meeting. The Board shall keep regular minutes of its proceedings and all material action shall be reported to the shareholders at the next annual meeting of shareholders.

Section 3. Election and Term of Office of Directors.

Directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 4. Vacancies.

Vacancies on the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of shareholders and until a successor has been elected and qualified.

A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be elected at such meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.
Any director may resign effective on giving written notice to the Chairman of the Board of Directors, the President, the Secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a later time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

No reduction of the authorized number of directors shall have the effect of removing any director before the expiration of such director’s term of office.

Section 5. Place of Meetings and Meetings by Telephone.

Regular meetings of the Board of Directors may be held at any place within or outside the State of Nevada that has been designated from time to time by resolution of the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

Section 6. Regular Meetings.

Regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

Section 7. Special Meetings.

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Vice Chairman, the President, any Vice-President, the Secretary or any two directors. Notice of the time and place of such special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at such director’s address as is shown on the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of such meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of such meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director whom the person giving such notice has reason to believe will promptly communicate it to such director. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Corporation.

Section 8. Quorum; Voting.

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 10 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of the NRS.

Section 9. Waiver of Notice.

The transactions of any meeting of the Board of Directors, however called and noticed, and wherever held, shall be as valid as though they had occurred at a meeting duly held after regular call and notice if a quorum is present and if, either before or after such meeting, each of the directors not present signs a written waiver of notice, a consent to hold such meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of such meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of such meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to such director.

Section 10. Adjournment.

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 11. Notice of Adjournment.

Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in Section 7 of this Article III to the directors who were not present at the time of the adjournment.

Section 12. Action Without Meeting.

Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

Section 13. Fees and Compensation of Directors.

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 13 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for such service.

ARTICLE IV
COMMITTEES

Section 1. Committees of Directors.

The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent member at any meeting of such committee. Any committee, to the extent provided in such a resolution of the Board, shall have all the authority of the Board, except with respect to:

(a)	The approval of any action that, under the NRS, also requires shareholders’ approval or approval of the outstanding shares;

(b)	The filling of vacancies on the Board of Directors or in any committee;

(c)	The fixing of compensation of the directors for serving on the Board of Directors or on any committee;

(d)	The amendment or repeal of bylaws or the adoption of new bylaws;

(e)	The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable;

(f)	A distribution to the shareholders of the Corporation, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; and

(g)	The appointment of any other committees of the Board of Directors or the members of such committees.

Section 2. Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Sections 5 (place of meetings), 6 (regular meetings), 7 (special meetings), 8 (quorum), 9 (waiver of notice), 10 (adjournment), 11 (notice of adjournment), and 12 (action without meeting) of Article III, with such changes in the context of such Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; special meetings of committees also may be called by resolution of the Board of Directors; and notice of special meetings of committees also shall be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V
OFFICERS

Section 1. Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, a Treasurer and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person.

Section 2. Election of Officers.

The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of any officer under any contract of employment.

Section 3. Subordinate Officers.

The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

Section 4. Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board or, except in the case of any officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of such notice or at any later time specified in such notice; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the resigning officer is a party.

Section 5. Vacancies in Offices.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

Section 6. Chairman of the Board.

The Chairman of the Board of Directors, if chosen, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as from time to time may be assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board of Directors shall in addition be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 8 of this Article V.

Section 7. Vice-Chairman of the Board.

The Vice-Chairman of the Board of Directors, if chosen, shall, if present and the Chairman of the Board of directors is not present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as from time to time may be assigned to him by the Board of Directors or prescribed by these Bylaws.

Section 8. Chief Executive Officer.

The Chief Executive Officer shall be the general manager and chief executive officer of the Corporation and has, subject to the control of the Board of Directors, general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall have the general powers and duties of management usually vested in the offices of general manager and chief executive officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

Section 9. President.

The President shall be the chief operating officer of the Corporation and shall have, subject to the control of the Board of Directors and the Chief Executive Officer, general supervision, direction, and control of the operations of the Corporation. In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the offices of president and chief operating officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

Section 10. Vice-Presidents.

In the absence or disability of the President, the Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice-President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them by the Board of Directors, the Chairman of the Board, the President or these Bylaws.

Section 11. Secretary.

The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice given, the names of those present at Board meetings or committee meetings, the number of shares present or represented at meetings of shareholders and the proceedings.

The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of shareholders and of the Board of Directors required by these Bylaws or by law to be given, and he shall keep in safe custody the seal of the Corporation, if one is adopted, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

Section 12. Treasurer and Chief Financial Officer.

The Treasurer and the Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The Treasurer and Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer and Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of the transactions of the Treasurer and Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

The Corporation shall, to the maximum extent permitted by the NRS, indemnify each of its officers and directors and may indemnify each of its other agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of the Corporation. For purposes of this Article VI, an “agent” of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation; or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

The indemnification provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. No provision of these Bylaws shall limit or prohibit indemnification by the Corporation to the fullest extent permitted by Nevada law.

ARTICLE VII
RECORDS AND REPORTS

Section 1. Maintenance and Inspection of Share Register.

The Corporation shall keep at its principal executive office or at the office of its transfer agent or registrar, if either be designated and .as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

A shareholder or shareholders of the Corporation holding at least 10% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect and copy the record of shareholders’ names and addresses and shareholdings during usual business hours, on five days’ prior written demand on the Corporation, and (ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent’s usual charges for such list, a list of the names and addresses of the shareholders who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by such shareholder or shareholders after the date of demand. Such list shall be made available to any such shareholder by the transfer agent on or before the later of five days after the demand is received or the date specified in the demand as the date as of which such list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or a holder of a voting trust certificate making the demand.

Section 2. Maintenance and Inspection of Bylaws.

The Corporation shall keep at its principal executive office the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

Section 3. Maintenance and Inspection of Other Corporate Records.

The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places as may be designated by the Board of Directors or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written forth or in any other form capable of being converted into written form. To the extent required under the NRS, the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder’s interests as a shareholder or as a holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. The rights of inspection set forth in this Section 3 shall extend to the equivalent records of each subsidiary corporation of the Corporation.

Section 4. Inspection by Directors.

Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of all documents.

Section 5. Annual Report to Shareholders.

As required by applicable law, Board of Directors will issue annual or other periodic reports to the shareholders of the Corporation via the Edgar filing system of the SEC.

Section 6. Financial Statements.

A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file in the principal executive office of the Corporation for twelve months, and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

If a shareholder or shareholders holding at least 10% of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the then-current fiscal year ending more than 30 days before the date of the request and a balance sheet of the Corporation as of the end of such period, the Chief Financial officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement to the person making such request within 30 days after the receipt of such request. If the Corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within 30 days after such request.
The Corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semiannual or quarterly income statement that it has prepared and a balance sheet as of the end of that period.

The quarterly income statements and balance sheets referred to in this Section 6 shall be accompanied by the report, if any, of any independent accountants engaged by the Corporation or the certificate of an authorized officer of the Corporation that the financial statements were prepared without audit from the books and records of the Corporation.

Section 7. Annual Statement of. General Information.

The Corporation shall, within the statutorily required time period, file with the Secretary of State of Nevada - Corporate Division, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the President, Treasurer and Secretary, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, and a designation of the agent of the Corporation for the purpose of service of process, all in compliance with the NRS.

ARTICLE VIII
GENERAL CORPORATE MATTERS

Section 1. Record Date for Purposes Other Than Notice and Voting.

For purposes of determining the shareholders entitled to receive any dividend or other distribution or allotment of any rights or entitled to exercise any rights with respect to any other lawful action (other than action by shareholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days before any such action, and in such case only shareholders of record on the date so fixed are entitled to receive such dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the NRS. If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the applicable resolution.

Section 2. Checks, Drafts, Evidence of Indebtedness.

All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 3. Execution of Corporate Contracts and Instruments.

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer, officers, agent or agents to enter into any contract or execute any instrument in the name of and for the Corporation; such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 4. Certificates for Shares.

A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any of such shares are fully paid; the Board of Directors may authorize the issuance of certificates or shares as partly paid, provided that such certificates shall state the amounts of the consideration paid and owing. All certificates shall be signed in the name of the Corporation by the Chairman of the Board or Vice-Chairman of the Board or the President or Vice-President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

Section 5. Lost Certificates.

Except as provided in this Section 5, no new certificate for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including a provision for indemnification of the Corporation secured by a bond or other adequate security sufficient to protect the Corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

Section 6. Representation of Shares of Other Corporations.

The Chairman of the Board, the President, any Vice-President or any person authorized either by the Board of Directors or by any of the foregoing designated officers is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted to such officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of such officers in person or by any person authorized to do so by proxy duly executed by such officers.

Section 7. Construction and Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, any indication of gender includes both genders and the term “person” includes a corporation, a natural person, an association and a partnership.

ARTICLE IX
AMENDMENTS

New bylaws may be adopted or these Bylaws may be amended or repealed by the Board of Directors or by written consent of holders of a majority of the outstanding shares entitled to vote.

ARTICLE X
SCOPE OF BYLAWS

These Bylaws govern the regulation and management of the affairs of the Corporation to the extent they are consistent with applicable law and the Corporation’s Articles of Incorporation. To the extent they are not consistent, applicable law and the Articles of Incorporation will govern.

Exhibit D

The 2007 Florida Statutes
Title XXXVI. Business Organizations (Chapters 606-623)
Chapter 607. Corporations

607.1301 Appraisal rights; definitions.--The following definitions apply to ss. 607.1302-607.1333:

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)  For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

History.--s. 118, ch. 89-154; s. 21, ch. 2003-283; s. 2, ch. 2005-267.

607.1302 Right of shareholders to appraisal.--

(1)  A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a)  Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b)  Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c)  Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d)  An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e)  Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f)  With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1.  Altering or abolishing any preemptive rights attached to any of his or her shares;

2.  Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3.  Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4.  Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5.  Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6.  Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7.  Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2)  Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a)  Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1.  Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2.  Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b)  The applicability of paragraph (a) shall be determined as of:

1.  The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2.  If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a.  Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e)  For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3)  Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4)  A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a)  Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b)  Was procured as a result of fraud or material misrepresentation.

History.--s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102; s. 22, ch. 2003-283; s. 1, ch. 2004-378; s. 3, ch. 2005-267.

607.1303 Assertion of rights by nominees and beneficial owners.--

(1)  A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2)  A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a)  Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b)  Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

History.--s. 23, ch. 2003-283.

607.1320 Notice of appraisal rights.--

(1)  If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2)  In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3)  If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

History.--s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102; s. 24, ch. 2003-283.

607.1321 Notice of intent to demand payment.--

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a)  Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b)  Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2)  A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

History.--s. 25, ch. 2003-283; s. 7, ch. 2004-378.

607.1322 Appraisal notice and form.--

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2)  The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a)  Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1.  The shareholder's name and address.

2.  The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3.  That the shareholder did not vote for the transaction.

4.  Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5.  If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b)  State:

1.  Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2.  A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3.  The corporation's estimate of the fair value of the shares.

4.  An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5.  That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6.  The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c)  Be accompanied by:

1.  Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2.  A copy of ss. 607.1301-607.1333.

History.--s. 26, ch. 2003-283.

607.1323 Perfection of rights; right to withdraw.--

(1)  A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2)  A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.
(3)  A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

History.--s. 27, ch. 2003-283.

607.1324 Shareholder's acceptance of corporation's offer.--

(1)  If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2)  Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

History.--s. 28, ch. 2003-283.

607.1326 Procedure if shareholder is dissatisfied with offer.--

(1)  A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.
(2)  A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

History.--s. 29, ch. 2003-283.

607.1330 Court action.--

(1)  If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2)  The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3)  All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4)  The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5)  Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6)  The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

History.--s. 2, ch. 2004-378.

607.1331 Court costs and counsel fees.--

(1)  The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2)  The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)  Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b)  Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3)  If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4)  To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

History.--s. 30, ch. 2003-283; s. 98, ch. 2004-5.

607.1332 Disposition of acquired shares.--Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History.--s. 31, ch. 2003-283.

607.1333 Limitation on corporate payment.--

(1)  No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a)  Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b)  Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2)  The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

History.--s. 32, ch. 2003-283.

Exhibit E

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

2008 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2008 Stock Incentive Plan (the “Plan”) of Weikang Bio-Technology Group Company, Inc., a Nevada corporation (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s shareholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s employees, officers, and directors, and those Company’s consultants and advisors (i) that are natural persons and (ii) who provides bona fide services to the Company not connected to a capital raising transaction or the promotion or creation of a market for the Company’s securities, are eligible to be granted options or restricted stock awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant”.

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”) Board so long as such Committee consists of not less than two members, each member of which shall be an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.”.

4. Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 2.5 Million (2,500,000) shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of ISOs (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be an amount no greater than an amount permitted under Section 162(m) of the Code (“Section 162(m)”).

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an ISO (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “ISO”) shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Without limiting the generality of the foregoing, this means that the exercise price of an ISO must be at least 100% of the fair market value of the Common Stock on the date of grant (or 110% in the case of a Participant that owns more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary (a “10% Shareholder”)) for the option to qualify as an ISO. The Final Exercise Date must be no more than 10 years (or 5 years in the case of a 10% Shareholder) from the date of grant for the option to qualify as an ISO.

(c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

(4) to the extent permitted by the Board, in its sole discretion in the applicable option agreement by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6. Restricted Stock.

(a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

(b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

(c) Reorganization Events

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

(2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Such written instrument may be in the form of an agreement signed by the Company and the Participant or a written confirming memorandum to the Participant from the Company. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

(e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an ISO to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's shareholders to the extent shareholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s shareholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s shareholders if required by Section 162(m) (including the vote required under Section 162(m)).

(e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, without regard to any applicable conflicts of law.